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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2024
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.
On October 21, 2024, GRI Bio, Inc. (the “Company”) entered into letter agreements (the “Repricing Letter Agreements”) with holders (the “Holders”) of its issued and outstanding Series B-1 Warrants and Series B-2 Warrants (the “Prior Warrants”) to purchase an aggregate of 762,236 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), offering the Holders the opportunity to exercise all of their Prior Warrants for cash at a reduced exercise price equal to $1.00 per share (the “Reduced Exercise Price”), provided the Prior Warrants were exercised in full for cash on or before 4:00 P.M. Eastern Daylight Time on the date of the respective Repricing Letter Agreements. In addition, the Holders received new unregistered Series D-1 Warrants (the “Series D-1 Warrants”) exercisable for up to an aggregate of 762,236 shares of Common Stock (the “Series D-1 Warrant Shares”) and new unregistered Series D-2 Warrants (the “Series D-2 Warrants” and, together with the Series D-1 Warrants, the “New Warrants”) exercisable for up to an aggregate of 762,236 shares of Common Stock (the “Series D-2 Warrant Shares” and, together with the Series D-1 Warrant Shares, the “New Warrant Shares”). The New Warrants are immediately exercisable and have an exercise price of $1.00 per share. The Series D-1 Warrants have a term of exercise equal to five years from the initial issuance date, and the Series D-2 Warrants have a term of exercise equal to 18 months from the initial issuance date.
The shares of Common Stock issued upon exercise of the Prior Warrants are registered pursuant to an effective registration statement on Form S-1 (No. 333-276205).
The Company has agreed to file a registration statement providing for the resale of the New Warrant Shares issuable upon the exercise of the New Warrants (the “Resale Registration Statement”) as soon as reasonably practicable (and in any event within 30 calendar days) after the date of the Repricing Letter Agreements, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the Securities and Exchange Commission (the “SEC”) within 60 calendar days following the date of the Repricing Letter Agreements (or within 90 calendar days following the date of the Repricing Letter Agreements in case of a “full review” of such registration statement by the SEC) and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. Pursuant to the Repricing Letter Agreements, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement (in each case, subject to certain exceptions) until five (5) calendar days after the closing of the offering. The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Repricing Letter Agreements) until one (1) year after the closing of the offering (subject to an exception).
The gross proceeds to the Company from the exercise of the Prior Warrants were $762,236 prior to deducting placement agent fees and offering expenses. The closing of the offering occurred on October 22, 2024. The Company intends to use the net proceeds from this transaction for working capital and general corporate purposes.
H.C. Wainwright & Co., LLC (“Wainwright”) acted as the exclusive placement agent for the offering pursuant to an engagement agreement between the Company and Wainwright dated as of October 21, 2024. As compensation for such placement agent services, the Company has agreed to pay Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the offering, plus a management fee equal to 1.0% of the gross proceeds received by the Company from the offering, and reimbursement for accountable expenses of $25,000 and non-accountable expenses of $10,000. The Company has also issued to Wainwright or its designees warrants to purchase up to an aggregate of 53,357 shares of Common Stock (the “PA Warrants” and the shares of Common Stock issuable upon exercise of the PA Warrants, the “PA Warrant Shares”). The PA Warrants are immediately exercisable, have a term of five years from the date of issuance, and have an exercise price of $1.25 per share.
The New Warrants, PA Warrants, New Warrant Shares and PA Warrant Shares were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws. Such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.
Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy the Company’s securities nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The foregoing summaries of the Series D-1 Warrants, the Series D-2 Warrants, the PA Warrants, and the Repricing Letter Agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, the forms of such documents, which are incorporated herein by reference to Exhibits 4.1, 4.2, 4.3, and 10.1, respectively, to this Current Report on Form 8-K.

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Item 3.02 Unregistered Sales of Equity Securities.
To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference.
Item 3.03 Material Modifications to Rights of Security Holders.
To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference.
Item 8.01 Other Events.
On October 21, 2024, the Company issued a press release announcing the entry into the Repricing Letter Agreements, which has been filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Form of Series D-1 Warrant.
4.2	Form of Series D-2 Warrant.
4.3	Form of Placement Agent Warrant.
10.1	Form of Repricing Letter Agreement.
99.1	Press Release issued by GRI Bio, Inc., dated October 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2024	GRI Bio, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer